Agreement Under the
                                   Viacom Inc.
                    1997 Long-Term Management Incentive Plan
                  for [Insert Year of Grant] Stock Option Grant
                  ---------------------------------------------


         AGREEMENT, dated as of [Insert Date of Grant], by and between Viacom Inc., a Delaware corporation (the "Company"), and ______________ (the "Participant"), with respect to the [Insert Year of Grant] grant of stock options under the Company's 1997 Long-Term Management Incentive Plan, as amended (the "Plan").

         This Agreement, together with the Memorandum dated [Insert Date of Memorandum] and the agreements delivered under the Plan in connection with each grant of stock options under the Plan, constitutes the prospectus covering the shares of Class B Common Stock subject to the Plan. The Participant can receive additional copies of his or her Plan agreements and the Memorandum upon request to the Administrator, Long-Term Incentive Plans, Viacom Inc., 1515 Broadway, New York, New York 10036.


                                   WITNESSETH:


         WHEREAS, the Participant is now employed by the Company or one of its subsidiaries in a key capacity and the Company desires to reward the Participant, in accordance with the terms hereof, for the Participant's contributions to the financial success of the Company by awarding the Participant stock options to purchase shares of Class B Common Stock;

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                             TERMS OF STOCK OPTIONS


         Section 1.1 Grant of Stock Options. Subject to the terms and conditions contained herein and in the Plan, the terms of which are hereby incorporated by reference, the Company hereby awards to the Participant, effective as of [Insert Date of Grant] (the "Date of Grant"), a grant of stock options (the "Stock Options") to purchase _______ shares of Class B Common Stock at an exercise price of $_______ for each share (the "Exercise Price"). The capitalized terms used in this Agreement which are not otherwise defined herein shall have the meanings assigned to them in Article III hereof. The Stock Options granted hereunder are not intended to be, or qualify as, "Incentive Stock Options" within the meaning of Section 422 of the Code.

         Section 1.2 Terms of Stock Options.

         (a) Vesting. The Stock Options shall be exercisable only to the extent the Participant is vested therein. The Stock Options shall vest in [Insert Vesting Schedule - generally options vest in four equal installments on the first, second, third and fourth anniversaries of the Date of Grant].

         (b) Option Period. Except as provided in Section 1.2(c) hereof, the period during which the Stock Options may be exercised shall expire on the tenth anniversary of the Date of Grant (the "Expiration Date").

         (c) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

             (i) Termination other than for Cause, Retirement, Death or Permanent Disability. In the event that (A) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its subsidiaries other than for Cause, the Participant may exercise his or her Outstanding Stock Options to the extent then exercisable until the earlier of six months after the date of such termination (or such longer period, not in excess of the second anniversary of the Date of Grant of such Stock Options, as may be determined by the Committee, in its discretion) or the Expiration Date,
         (B) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the Participant's Retirement, the Participant may exercise his or her Outstanding Stock Options to the extent then exercisable until the earlier of two years after such date or the Expiration Date, (C) the Participant dies during a period during which his or her Stock Options could have been exercised by him or her, his or her Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the Expiration Date, or (D) the Permanent Disability of the Participant occurs, the Participant may exercise his or her Outstanding Stock Options to the extent exercisable upon the onset of such Permanent Disability until the earlier of one year after such date (or such longer period not in excess of two years after such date as may be determined by the Committee, in its discretion) or the Expiration Date. Upon the occurrence of an event described in clauses (A), (B), (C) or (D) of this Section 1.2(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

             (ii) Termination for Cause. If the Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

         Section 1.3 Exercise of Stock Options.

         (a) Whole or Partial Exercise. Subject to the restrictions of Section 1.2(b) hereof, the Participant may exercise all vested Stock Options granted hereunder at one time or in installments of 100 Stock Options (or in the whole number of unexercised Stock Options in which the Participant is vested, if such number is less than 100) by written notice to the Administrator, Long-Term Incentive Plans, Viacom Inc., 1515 Broadway, New

     York, New York 10036. Such notice shall (i) state the number of full Stock Options being exercised, (ii) be signed by the person or persons so exercising the Stock Options and, in the event the Stock Options are being exercised (pursuant to Section 1.2(c)(i) hereof) by any person or persons other than the Participant accompanied by proof satisfactory to the Company's counsel of the right of such person or persons to exercise the Stock Options, and (iii) be accompanied by full payment as set forth in
     Section 1.3(b) hereof.

         (b) Payment of Aggregate Option Price. The written notice of exercise described above must be accompanied by full payment of the aggregate Exercise Price which shall be determined by multiplying the number of Stock Options being exercised by the Exercise Price. Such Exercise Price shall be paid in cash (e.g. personal bank check, certified check or official bank check). In addition, in accordance with Section 4.3 hereof, the Participant shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined Federal, state and local withholding tax obligations which arise in connection with the exercise of such Stock Options.

         (c) Issuance of Share Certificates. Upon satisfaction of the conditions set forth in Section 1.3(b) hereof, the Company shall deliver (or cause to be delivered) a certificate or certificates for the shares of Class B Common Stock issued pursuant to the exercise of the Stock Options to the Participant.


                                   ARTICLE II

                       EFFECT OF CERTAIN CORPORATE CHANGES



         In the event of a merger, consolidation, stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock, the Committee shall make such adjustments to the number of shares of Class B Common Stock subject to the Stock Options or the exercise price of the Stock Options, in each case, as it deems appropriate. Such determinations shall be conclusive and binding for all purposes.


                                   ARTICLE III

                                   DEFINITIONS


         As used in this Agreement, the following terms shall have the following meanings:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Class B Common Stock" shall mean shares of Class B Common Stock, par value $0.01 per share, of the Company.

         (c) "Code" shall mean the Internal Revenue Code of l986, as amended, including any successor law thereto.

         (d) "Committee" shall mean the Senior Executive Compensation Committee of the Board (or such other Committee as may be appointed by the Board) except that (i) the number of directors on the Committee shall not be less than two and (ii) each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

         (e) "Exchange Act" shall mean the Securities Exchange Act of l934, as amended, including any successor law thereto.

         (f) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price of a share of Class B Common Stock on the New York Stock Exchange or such other national securities exchange as may be designated by the Committee or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of the Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Committee.

         (g) "Outstanding Stock Option" shall mean a Stock Option granted to the Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

         (h) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and in effect on the date of the onset of the Participant's Permanent Disability.

         (i) "Retirement" shall mean the resignation or termination of employment after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or a subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

         (j) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, (x) dishonesty, conviction of a felony, or willful unauthorized disclosure of confidential information, (y) failure, neglect of or refusal by the Participant to substantially perform the duties of the Participant's employment, or (z) any other act or omission which is materially injurious to the financial condition or business reputation of the Company of any subsidiary thereof.

         (k) To "vest" a Stock Option held by the Participant shall mean to render such Stock Option exercisable, subject to the terms of the Plan, except where the Participant's employment ends because of a Termination for Cause.

                                   ARTICLE IV

                                  MISCELLANEOUS


         Section 4.1 No Rights to Continued Employment. Neither this Agreement, the Plan nor any action taken in accordance with such documents shall be construed as giving the Participant any right to be retained by the Company or any of its subsidiaries.

         Section 4.2 Restriction on Transfer. The rights of the Participant with respect to the Stock Options shall not be transferable by the Participant except
(i) by will or the laws of descent and distribution or (ii) subject to the prior approval of the Committee, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, in each case subject to the condition that the Committee shall be satisfied that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor and subject to such other conditions as the Committee may impose.

         Section 4.3 Tax Withholding. As a condition to the exercise of the Stock Options, the Participant shall make a payment (or an arrangement acceptable to the Company for the withholding of such payment) sufficient to satisfy the combined Federal, state and local withholding tax obligations which arise in connection with the exercise of such Stock Options.

         Section 4.4 Stockholder Rights. The grant of Stock Options under this Agreement shall not entitle the Participant or any permitted transferee to any rights of a holder of shares of common stock of the Company, other than when and until share certificates are delivered to the Participant upon exercise of a Stock Option.

         Section 4.5 No Restriction on Right of Company to Effect Corporate Changes. This Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         Section 4.6 Amendment. Other than as provided in Article II hereof, this Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

         Section 4.7 Stockholder Approval. The grant of Stock Options under this Agreement is subject to the approval of the stockholders of the Company, at the next annual or special meeting of stockholders, to the extent that the number of shares of Class B Common Stock subject to the Plan is insufficient to cover the number of shares of Class B Common Stock subject to Stock Options awarded under this Agreement.

         Section 4.8 Notices. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided. If no such address has been specified by the Participant, such notices or communications shall be sent to the Participant's address as specified in the records of the Company.

         Section 4.9 Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

         Section 4.10 Receipt of Copy of Plan. By executing this Agreement, the Participant acknowledges receipt of a copy of the Plan.

         Section 4.11 Governing Law. This Agreement and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                         VIACOM INC.



                                         By:
                                            ------------------------------------
                                            Senior Vice President,
                                            Human Resources and
                                            Administration




                                         ---------------------------------------
                                            Participant